Exhibit 10.2

WAIVER AND AMENDMENT NO. 1

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

WAIVER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of October 14, 2014 (this “Amendment”), is among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANAFUACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”), ATSCO HOLDINGS CORPORATION, a Delaware corporation (“ATSCO”), and NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”, and together with P&F, Florida Pneumatic Hy-Tech and ATSCO, collectively, “Borrowers” and each, a “Borrower”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), EXHAUST TECHNOLOGIES, INC., a Delaware corporation, and WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”, and together with Continental, Countrywide, Embassy, Green, Pacific and WILP, collectively, “Guarantors” and each, a “Guarantor”), the Lenders (defined below) party to this Agreement, and CAPITAL ONE BUSINESS CREDIT CORPORATION, a New York corporation, as agent for the Lenders (“Agent”).

RECITALS:

A.           Borrowers, Guarantors, the lenders from time to time party thereto (collectively, the “Lenders”) and Agent have entered into an Amended and Restated Loan and Security Agreement dated as of August 12, 2014 (the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B.           Borrowers have requested that Agent and the Lenders waive compliance with Section 10.2.4 of the Credit Agreement to permit P&F to purchase Equity Interests of P&F held by Timothy Stabosz (“Stabosz Buyback”) pursuant to the Purchase Agreement dated as of the day hereof, entered by and between P&F and Timothy J. Stabosz.

C.           Borrowers have requested that Agent and the Lenders amend certain provisions of the Loan Agreement to permit the Stabosz Buyback.

D.           Subject to the terms and conditions set forth below, Agent and the Lenders party hereto are willing to waive compliance with Section 10.2.4 of the Loan Agreement and to amend the Loan Agreement to permit Stabosz Buyback.

In furtherance of the foregoing, the parties agree as follows:

Section 1.          WAIVER. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Agent and the Lenders hereby waive compliance by the Borrowers with Section 10.2.4 of the Loan Agreement solely for purposes of permitting P&F to consummate Stabosz Buyback, provided that (a) no Default or Event of Default shall have occurred and be continuing both immediately before and immediately giving effect to the Stabosz Buyback and (b) the Borrowers have delivered a certificate to that effect to Agent on the date of the Stabosz Buyback.

Section 2.          AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Loan Agreement is amended as follows:

(a)          Section 7.1 of the Loan Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding anything herein to the contrary, no security interest shall be granted to Agent or Secured Parties under this Section 7.1 in any Equity Interests of P&F as may hereafter be repurchased by P&F with the consent of the Lenders.”

The amendment to the Loan Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

Section 3.          CONDITIONS PRECEDENT. The parties hereto agree that the waiver set forth in Section 1 above and amendment set forth in Section 2 above shall not be effective until the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

(a)          Documentation. Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by Borrowers, Guarantors and all of the Lenders then party to the Loan Agreement, and (ii) such other documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of Obligors, the authorization of this Amendment and any other legal matters relating to any Obligor or the transactions contemplated hereby.

(b)          Fees and Expenses. All fees and expenses of counsel to Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 4.          REPRESENTATIONS AND WARRANTIES.

(a)          In order to induce Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to Agent and the Lenders as follows:

(i)          The representations and warranties made by such Borrower in Section 9 of the Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct on and as of such earlier date.

(ii)         No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)          In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each Guarantor represents and warrants to Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 5.          MISCELLANEOUS.

(a)          Ratification and Confirmation of Loan Documents. Each Borrower and each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the guaranties set forth in Section 15 of the Loan Agreement upon and after the effectiveness of the amendments contemplated hereby and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Loan Agreement and Security Documents to secure the Obligations).

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(b)          Fees and Expenses. Borrowers shall pay on demand all reasonable costs and expenses of Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent.

(c)          Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)          Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 14.13, 14.14 and 14.15 of the Loan Agreement.

(e)          Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)          Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by Agent for such purpose.

(g)          Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, Agent, each Lender and their respective successors and assigns (subject to Section 13 of the Loan Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Waiver and Amendment No. 1 to Amended and Restated Loan and Security Agreement to be executed as of the date first written above.

BORROWERS:

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING
CORPORATION
HY-TECH MACHINE, INC.
ATSCO HOLDINGS CORPORATION
NATIONWIDE INDUSTRIES, INC.

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

GUARANTORS:

CONTINENTAL TOOL GROUP, INC.
COUNTRYWIDE HARDWARE, INC.
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
PACIFIC STAIR PRODUCTS, INC.
EXHAUST TECHNOLOGIES, INC.
WILP HOLDINGS, INC.

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

WOODMARK INTERNATIONAL, L.P.

By: Countrywide Hardware, Inc.

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

WAIVER AND AMENDMENT NO.1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Signature Page

AGENT AND LENDERS:

CAPITAL ONE BUSINESS CREDIT CORPORATION, as Agent and Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

WAIVER AND AMENDMENT NO.1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Signature Page